February 15, 2007
DREYFUS FOUNDERS FUNDS, INC.
SUPPLEMENT TO STATEMENT OF ADDITIONAL INFORMATION
DATED MAY 1, 2006

Investment Adviser, Distributor and Other Service Providers

The section of the Statement of Additional Information (“SAI”) entitled “Investment Adviser, Distributor and Other Service Providers – Portfolio Managers” is hereby amended on page 42 by replacing the new first paragraph thereof (which was added in the Supplement to the SAI dated July 3, 2006) with the following:

Portfolio Management. Founders manages each Fund's investments in accordance with the stated policies of the Fund, subject to the oversight of the Company’s Board. Founders is responsible for investment decisions and provides the Funds with portfolio managers who execute purchases and sales of securities for the relevant Fund. The portfolio managers of Balanced Fund are John B. Jares and Catherine A. Powers (co-primary portfolio managers) and Evan D. Rothschild and Christopher Pellegrino (additional portfolio managers). Messrs. Jares and Rothschild are employees of both The Boston Company Asset Management, LLC (“The Boston Company”), an affiliate of Founders, and Founders. Ms. Powers and Mr. Pellegrino are employees of both Standish Mellon Asset Management Company LLC, an affiliate of Founders, and Founders. The portfolio managers of Discovery Fund are B. Randall Watts, Jr. (primary portfolio manager) and Hans Von der Luft, each of whom is an employee of both The Boston Company and Founders. The portfolio managers of Equity Growth and Growth Funds, and the domestic portion of the Worldwide Growth Fund, are Messrs. Jares (primary portfolio manager) and Rothschild. The portfolio managers of International Equity Fund and the foreign portion of the Worldwide Growth Fund are Remi J. Browne and Jeffrey R. Sullivan, each of whom is an employee of both The Boston Company and Founders. The portfolio managers of Mid-Cap Growth Fund are Daniel E. Crowe (primary portfolio manager) and Joseph S. Chin, both of whom are employees of both The Boston Company and Founders. The portfolio managers of Passport Fund are Daniel B. LeVan and John W. Evers, both of whom are employees of both The Boston Company and Founders.